Exhibit 99.2

Ventas Announces University-Based Research & Innovation Development Pipeline Exceeding $1.5 Billion

  Enters Agreement with Arizona State University to Develop Class-A Research & Innovation Center
  Extends Exclusive Relationship with Leading University-Focused Developer, Wexford Science & Technology, to 2029
  Large, Attractive Development Pipeline with Top-Tier Research Institutions to Create Sustainable Growth and Serve Rapidly Growing University Demand

CHICAGO--(BUSINESS WIRE)--February 8, 2019--Ventas, Inc. (NYSE: VTR) announced today a development pipeline in its attractive university-based Research & Innovation (“R&I”) business exceeding $1.5 billion in new investments (the “R&I Pipeline”). The R&I Pipeline will be developed through the Company’s extended, exclusive partnership with Wexford Science & Technology, LLC, the leading developer of university-focused real estate solutions. Ventas, in partnership with Wexford, has reached an agreement to develop a class-A research and innovation center anchored by Arizona State University (“ASU”) as the first committed development in the R&I Pipeline. In total, the R&I Pipeline is expected to be comprised of approximately 10 projects with existing and new university relationships, and will significantly enhance the Ventas/Wexford market position as the leading developer of research and innovation-focused Knowledge Communities with top-tier research universities.

“Our significant Research & Innovation pipeline exceeding $1.5 billion with top-tier research universities demonstrates the potential and value of this attractive business segment and positions us for meaningful, sustainable growth,” said John Cobb, Ventas Executive Vice President and Chief Investment Officer. “With our partner Wexford, we are the leading owner and developer of high-quality research and innovation properties that enable major institutions to advance life-changing research, innovation, technology and medicine globally. We are pleased to welcome another respected institution, Arizona State University, to our roster of university partners.”

“We are delighted to extend our collaborative partnership with Wexford to harness the power of both firms to expand our development pipeline and build out our unique and differentiated business to meet the growing needs of existing and new university partners,” Cobb added.

Wexford will develop and manage the R&I Pipeline projects under its exclusive relationship with Ventas. The Company currently owns 33 university-based R&I properties managed by Wexford, including one property under development, with a total investment of $2.1 billion, including remaining funding commitments on active developments. These properties are principally anchored by highly ranked research universities including Brown, Duke, University of Pennsylvania, Wake Forest, Washington University and Yale.

“The opportunity to strengthen our partnership with Ventas and accelerate our sizeable pipeline of new opportunities reinforces Wexford’s position as a preeminent partner of top-tier research universities in the development and management of our Knowledge Community platform, which integrates university research, entrepreneurial activity, corporate engagement and community inclusion to benefit and amplify economic opportunity and activity in proximity to our university partners,” said James Berens, Founder and Chief Executive Officer of Wexford Science and Technology.

First Committed Project with ASU

  Arizona State University Development: Ventas, in partnership with Wexford, has committed to develop a $77 million class-A research & innovation center anchored by Arizona State University, a highly rated (Moody’s: Aa2) public research university and a new university relationship for Ventas. The property will be fully lab-enabled and principally be used for academic and commercial research, focused on biomedical discovery and innovation in health outcomes. It is attractively located within the Phoenix Biomedical Campus (the “PBC”), a 30-acre urban innovation district, established by the City of Phoenix in the heart of downtown, a premier environment for the growth of the Phoenix biomedical and healthcare industries. The PBC currently houses 1.5 million square feet of academic, research and clinical space and is ultimately expected to support up to 6 million total square feet of similar uses when fully developed. The project is expected to break ground in the first quarter of 2019 and open in late 2020.

Strategic Benefits and Highlights

  Executes on Ventas’s Commitment to Significantly Accelerate its University-Based Research & Innovation Growth and Solidifies Leading Market Position with Top-Tier Research Universities: Including the greater than $1.5 billion R&I Pipeline, Ventas’s university-based R&I investments will more than double from its initial investment in 2016 to a pro forma investment exceeding $3.5 billion.
  Generates Strong Risk-Adjusted Returns with Highly-Rated Institutions: Expected stabilized yields on the R&I Pipeline range from 6.5 to 8 percent with new properties, long-term leases and creditworthy tenants. Projects in the R&I Pipeline are expected to have significant pre-leasing activity prior to commencing construction.
  Expands Partnerships with Existing Universities and Adds New University Relationships: Including the Company’s newly-formed relationship with ASU, the 14 universities in Ventas’s buildings account for 10 percent of all university research and development spending in the United States. Ventas expects the R&I Pipeline to add affiliations with similar-caliber institutions to the Company’s existing portfolio in the near term. In addition, Ventas expects to expand its footprint on the campuses of existing university relationships.
  Extends Ventas’s Exclusive Relationship with Wexford: Ventas and Wexford’s extended, exclusive pipeline agreement through 2029 positions Ventas to further accelerate its forward pipeline of projects and maintain its leading market position with R&I centers at top-tier universities.

There can be no assurance as to whether, when or on what terms the investments in the R&I Pipeline will be completed.

About Ventas

Ventas, Inc., an S&P 500 company, is a leading real estate investment trust. Its diverse portfolio of approximately 1,200 assets in the United States, Canada and the United Kingdom consists of seniors housing communities, medical office buildings, university-based research and innovation centers, inpatient rehabilitation and long-term acute care facilities, health systems and skilled nursing facilities. Through its Lillibridge subsidiary, Ventas provides management, leasing, marketing, facility development and advisory services to highly rated hospitals and health systems throughout the United States. References to “Ventas” or the “Company” mean Ventas, Inc. and its consolidated subsidiaries unless otherwise expressly noted. More information about Ventas and Lillibridge can be found at www.ventasreit.com and www.lillibridge.com.

About Wexford

Wexford Science & Technology, LLC is a real estate company exclusively focused on partnering with universities, academic medical centers and research institutions to develop vibrant, amenity-rich, mixed-use Knowledge Communities built on a foundation of research, discovery, entrepreneurial activity, corporate engagement, and community inclusion. Wexford targets strategic opportunities with top-tier research universities that are directly on or contiguous to dense, urban campuses. Wexford has developed thirteen Knowledge Communities across the United States, including: ASU Innovation Center (Arizona State University) in Phoenix, AZ; the Bio-Research & Development Growth (BRDG) Park (Danforth Plant Science Center) in St. Louis, MO; Cortex Innovation Community (Washington University in St Louis) in St. Louis, MO; Downtown Crossing (Yale University) in New Haven, CT; Hershey Center for Applied Research (Penn State School of Medicine) in Hershey, PA; Innovation Research Park @ODU (Old Dominion University) in Norfolk, VA; The South Street Landing and the Innovation Building (Brown University, University of Rhode Island) in Providence, RI; Chesterfield (Duke University) in Durham, NC; uCity Square (University of Pennsylvania, Drexel University) in Philadelphia, PA; University of Maryland BioPark in Baltimore, MD; Converge Miami (University of Miami) in Miami, FL; University Technology Park at IIT (Illinois Institute of Technology) in Chicago, IL; and Wake Forest Innovation Quarter in Winston-Salem, NC. More information about Wexford can be found at www.wexfordscitech.com.

The Company routinely announces material information to investors and the marketplace using press releases, Securities and Exchange Commission (“SEC”) filings, public conference calls, webcasts and the Company’s website at www.ventasreit.com/investor-relations. The information that the Company posts to its website may be deemed to be material. Accordingly, the Company encourages investors and others interested in the Company to routinely monitor and review the information that the Company posts on its website, in addition to following the Company’s press releases, SEC filings and public conference calls and webcasts. Supplemental information regarding the Company can be found on the Company’s website under the “Investor Relations” section or at www.ventasreit.com/investor-relations/annual-reports---supplemental-information. A comprehensive listing of the Company’s properties is available at www.ventasreit.com/our-portfolio/properties-by-stateprovince.

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s or its tenants’, operators’, borrowers’ or managers’ expected future financial condition, results of operations, cash flows, funds from operations, dividends and dividend plans, financing opportunities and plans, capital markets transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, merger or acquisition integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. These forward-looking statements are inherently uncertain, and actual results may differ from the Company’s expectations. The Company does not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC. These factors include without limitation: (a) the ability and willingness of the Company’s tenants, operators, borrowers, managers and other third parties to satisfy their obligations under their respective contractual arrangements with the Company, including, in some cases, their obligations to indemnify, defend and hold harmless the Company from and against various claims, litigation and liabilities; (b) the ability of the Company’s tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (c) the Company’s success in implementing its business strategy and the Company’s ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; (d) macroeconomic conditions such as a disruption of or lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations, and changes in the federal or state budgets resulting in the reduction or nonpayment of Medicare or Medicaid reimbursement rates; (e) the nature and extent of future competition, including new construction in the markets in which the Company’s seniors housing communities and medical office buildings (“MOBs”) are located; (f) the extent and effect of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (g) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of the London Inter-bank Offered Rate after 2021; (h) the ability of the Company’s tenants, operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the Company’s properties, to deliver high-quality services, to attract and retain qualified personnel and to attract residents and patients; (i) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, and the effect of those changes on the Company’s revenues, earnings and funding sources; (j) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (k) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (l) final determination of the Company’s taxable net income for the year ended December 31, 2018 and for the year ending December 31, 2019; (m) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases, the Company’s ability to reposition its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations, including indemnification obligations, the Company may incur in connection with the replacement of an existing tenant; (n) risks associated with the Company’s senior living operating portfolio, such as factors that can cause volatility in the Company’s operating income and earnings generated by those properties, including without limitation national and regional economic conditions, costs of food, materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties; (o) changes in exchange rates for any foreign currency in which the Company may, from time to time, conduct business; (p) year-over-year changes in the Consumer Price Index or the UK Retail Price Index and the effect of those changes on the rent escalators contained in the Company’s leases and the Company’s earnings; (q) the Company’s ability and the ability of its tenants, operators, borrowers and managers to obtain and maintain adequate property, liability and other insurance from reputable, financially stable providers; (r) the impact of damage to the Company’s properties from catastrophic weather and other natural events and the physical effects of climate change; (s) the impact of increased operating costs and uninsured professional liability claims on the Company’s liquidity, financial condition and results of operations or that of the Company’s tenants, operators, borrowers and managers, and the ability of the Company and the Company’s tenants, operators, borrowers and managers to accurately estimate the magnitude of those claims; (t) risks associated with the Company’s MOB portfolio and operations, including the Company’s ability to successfully design, develop and manage MOBs and to retain key personnel; (u) the ability of the hospitals on or near whose campuses the Company’s MOBs are located and their affiliated health systems to remain competitive and financially viable and to attract physicians and physician groups; (v) risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (w) the Company’s ability to obtain the financial results expected from its development and redevelopment projects; (x) the impact of market or issuer events on the liquidity or value of the Company’s investments in marketable securities; (y) consolidation activity in the seniors housing and healthcare industries resulting in a change of control of, or a competitor’s investment in, one or more of the Company’s tenants, operators, borrowers or managers or significant changes in the senior management of the Company’s tenants, operators, borrowers or managers; (z) the impact of litigation or any financial, accounting, legal or regulatory issues that may affect the Company or its tenants, operators, borrowers or managers; and (aa) changes in accounting principles, or their application or interpretation, and the Company’s ability to make estimates and the assumptions underlying the estimates, which could have an effect on the Company’s earnings.

CONTACT:
Juan Sanabria
(877) 4-VENTAS